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                                                                   EXHIBIT 10.12

                            OFFICE LEASE AGREEMENT

STATE OF TEXAS



COUNTY OF Dallas
          ------

     THIS LEASE AGREEMENT, made and entered into as of the ____ day of ____, 19____, by and between the Landlord and Tenant hereinafter named.

                                  WITNESSETH:

     1. DEFINITIONS AND BASIC PROVISIONS. The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease:

        (a)  "Landlord": Government Employees Insurance Company
                         --------------------------------------

        (b)  "Tenant": Efficient Network Technology Inc.
                       ---------------------------------

        (c)  "Building": The GEICO Building
                         ------------------

        (d)  "Premises": 4201 Spring Valley Road, Suite 1200, Dallas, Texas
                         --------------------------------------------------
        75244
        -----

  ---------------------------------------------------------------------------

as generally outlined in the plan attached hereto as Exhibit "A". On each floor of the Building on which the entire space rentable to tenants is or will be leased to one (1) tenant, the term "Rentable Area" for such floor shall be computed by measuring to the inside face of the glass in the permanent outer walls of the Building and adding a pro rata portion of the area located within the lobby on the ground floor of the Building. No deductions shall be made for elevator lobbies, corridors, restrooms, mechanical rooms, electric rooms, telephone closets, all vertical penetrations of the floor that are included for the special use of Tenant, columns, projections and other structural portions of the Building, and other similar facilities for the use of all tenants (hereinafter sometimes called "Common Areas"). On each floor of the Building on which the entire space rentable to tenants is or will be leased to more than one
(1) tenant, the term "rentable area" shall be the sum of (i) the entire area included within the leased premises, being the area bounded by the interior of the exterior wall or walls of the Building, the exterior of all walls separating the leased premises from any public corridors or other public areas, and the centerline of all walls separating the leased premises from other areas leased or to be leased to other tenants, (ii) a pro rata portion of the area covered by the elevator lobbies, corridors, restrooms, mechanical rooms, electric rooms, columns and telephone closets situated on such floor, and (iii) a pro rata portion of the area located within the lobby on the ground floor of the Building. The Rentable Area within the leased premises shall be the number of square feet set forth below. The Rentable Area in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be 10,348 square feet, which includes Tenant's occupied
                          ------
space plus Tenant's portion of Common areas. Such stipulation of the rentable square feet comprising the Premises shall govern the Lease for all purposes, notwithstanding that the same should be more or less as a result of a minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done in accordance with the terms and provisions hereof. Notwithstanding the inclusion of Common Areas in the calculation of rentable square feet, it is understood that certain areas, such as mechanical rooms and janitor closets, may be intended solely for use by Landlord and the building manager in the operation of (See Rider) the Building. The total rentable area of the Building shall be 244,585 square feet.
                                                 -------

        (e)  "Lease term": A period of 61 months, commencing on Sept 1, 1993,
                                       --                       ---- -    --
        (the "Commencement Date") and ending on Sept 30, 1998. (See Rider)
                                                --------   --

        (f)  "Basic Annual Rental": $*, subject to escalation as described in
                                    -
        Paragraph 3
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        hereinbelow.

        (g)  "Monthly Rental Installment": $**.
                                            --

        (h)  "Operating Expense Adjustment": $1994 Base, subject to escalation
                                              ---------
        as described in Paragraph 4 hereinbelow.

        (i)  "Security Deposit": $10,434.23, deposited with Landlord on the date
                                  ---------
        hereof.

        (j) "Permitted use": The Premises are to be used and occupied by Tenant solely for Office/Research and for no other purpose or use without the
                   ---------------
        prior written consent of Landlord.


        2. LEASE GRANT. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Premises (as defined in paragraph 1(d) hereof) commencing on the Commencement Data (as defined in paragraph 1(e) hereof or as adjusted as hereinafter provided) and ending on the last day of the lease term, unless sooner terminated as herein provided. In the event the Premises are occupied by Tenant prior to the stated date, the Commencement Date shall be the date such occupancy commenced if this Lease is executed before the Premises become vacant, or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the Premises prior to the Commencement Date of the Lease, Landlord shall not be deemed to be in default hereunder, the Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same and such date shall be deemed to be the Commencement Date and this Lease shall continue for the lease term described in paragraph 1(e) hereof. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord's covenants and obligations.

     3. RENT. In consideration of this Lease, Tenant promises and agrees to pay Landlord, as an independent covenant, the Basic Annual Rental (as defined in paragraph 1(f) hereof) and which is subject to escalation as hereinafter described, without

                        *Basic Annual Rental            **Basic Monthly Rental
                        --------------------            ----------------------
***   Year 1                 $119,002.00                        $9,916.83
      Year 2                 $124,176.00                        $10,348.00
      Year 3                 $124,176.00                        $10,348.00
      Year 4                 $129,350.00                        $10,779.17
      Year 5                 $129,350.00                        $10,779.17

      *** Month two (2) shall be free.


                                      1-R
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deduction or set off, including the Operating Expense Adjustment as described in
Paragraph 1(g) hereinabove. It is agreed that, notwithstanding anything to the contrary the Premises herein are leased for the Basic Annual Rental for the lease term hereof, payable at the time of the making of this Lease and that the provisions herein contained for the payment of such rent in Monthly Rental Installments (as defined in paragraph 1(g) hereof) are for the convenience of the Tenant only, and that, upon default in the payment of any such Monthly
Rental Installment as herein allowed, the whole of the rent hereby reserved for the whole of the lease term herein provided for and then remaining unpaid shall, at the option of the Landlord, become due and payable without any notice or demand. One such Monthly Rental Installment, together with the Security Deposit (as defined in paragraph 1(i) hereof), shall be payable by Tenant to Landlord contemporaneously with the execution hereof, and a like Monthly Rental Installment shall be due and payable to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) without demand on or before the first day of each succeeding calendar month during the term hereof. A Monthly Rental Installment for any fractional month at the beginning or the end of the lease term shall be promised. Without impairing any of Landlord's rights or remedies herein for the late payments of rent, if any Monthly Rental Installment is not received by the Landlord on or before the 5th day of the month for which said Monthly Rental Installment is due, a service charge of 10% of the Monthly Rental Installment owed shall become due and payable in addition to the monthly rental installment owed. Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses incurred in connection with the handling and processing of late Monthly Rental Installment payments.

     4.   OPERATING EXPENSE ADJUSTMENT.

     The Basic Annual Rental payable under paragraph 1(f) hereof is based, in part, on operating expenses existing during the calendar year in which the lease commences ("Base Year"). For the purposes of rental escalations under the terms of this Lease. said operating expenses are defined as and limited to: (i) ad valorem taxes, for which Landlord is liable, assessed against the land, Building and Improvements and in and upon which the Premises are located together with any special assessments and other real estate costs in the nature of taxes or assessments for which Landlord is responsible; (ii) expenses of operation, maintenance and repair of the land, Building, sidewalks and curbs adjacent thereto in a manner deemed reasonable and appropriate and for the best interest of the occupants; (iii) actual expenses incurred for employees, such as wages, fringe benefits, taxes, unemployment and disability insurance, workmen's compensation insurance, social security benefits and any other expenses incurred in connection with such employees. The term "employees" includes employees such as superintendents, engineers, electricians, clerks, mechanics, helpers, security officers, porters, cleaners, and window washers, as well as contract laborers performing services for the Building and other persons, firms or corporations providing contract services for the benefit of the Building; (iv) actual cost of materials and supplies used and consumed for the benefit of the Building and the occupants; (v) full contract cost of third-party contractors for all of the foregoing, including rubbish removal, elevator maintenance, maintenance of air conditioning, heating and ventilation equipment, management services, uniform supply, past control and security service; (vi) all utility services; and (vii) actual cost of insurance, including fire and extended coverage and general liability insurance, but no change for insurance is included that reflects premiums due to any act or omission of any tenant of the Building for which Landlord would be entitled to reimbursement from such tenant.

     Said operating expenses shall not include administrative salaries and wages of persons not involved in the day-to-day operations of the Building, state or federal income taxes or periodic alterations of improvements to the construction of the Building, and in no case shall Tenant be charged additional rent for any operating expense such as painting, repainting, redecorating, special cleaning service of special security service which can be directly related to the sole advantage of Landlord or any other particular occupant of the Building other than Tenant. Operating expenses shall not include cost of any repair or replacement which is or should be capitalized on Landlord's books under generally accepted accounting principles.

     In the event that during the lease term said operating expenses for 1995 or any succeeding calendar year exceed the 1994 expenses per square foot per year ("base expense rate") for the total Rentable Area of the Building (as defined in Paragraph 1(d) hereof), Tenant, within thirty (30) days after written notification of the foregoing by Landlord, shall:

        (a) Pay to the Landlord Tenant's proportionate share (4.23 %) of such increase for the year in question, said proportionate share being defined to mean a fraction, the numerator of which is the square footage of the Premises set out in Paragraph 1(d), and the denominator of which is the total rentable area of the Building set out in Paragraph 1(d). The product resulting from the
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        application of such fraction to the increases shall constitute the amount of additional rent Tenant shall pay. (See Rider)

        (b) Additionally, Tenant shall pay to Landlord with the payment of Monthly Rental installments for the months following the month during which a notice of escalated rents is given, a monthly escalation reserve on the first day of each month for the remainder of the calendar year. The monthly escalation reserve shall be equal to the total of Tenant's proportionate share of such operating expense increase for the previous calendar year divided by the number of months remaining in the then current calendar year subsequent to the month in which the notice of escalated rent is given. Landlord shall apply the total of the monthly escalation reserves paid by the Tenant to any increase over the base expense rate for the calendar year in which the monthly escalation reserves are paid. After the end of every calendar year Landlord will deliver to Tenant a statement which sets forth (i) the previous year's operating expenses (ii) Tenant's proportionate share of any increases,
        (iii) the adjustment, if any, reflecting the monthly escalation reserves paid, and (iv) the net amount due Landlord or due to be reimbursed to Tenant, provided, however, in no event shall the basic rent or the monthly rental installments ever be less than the amounts specified in Paragraphs 1(f) and 1(g), respectively.

     Notwithstanding any expiration or termination of this Lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay any and all additional rent under this Lease shall continue and shall cover all periods up to the lease expiration date. Tenant's obligation to pay any and all additional rent under this Lease and Landlord's and Tenant's obligation to make the adjustments referred to in this Lease shall survive any expiration or termination of this Lease.

     If any amounts which become due by reason of escalation of rent are not paid by the fifth day following the day on which they are due a service charge of 10% of such rental escalation amount shall become due and payable in addition to such rental escalation. Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses incurred in connection with the handling and processing of late rental escalation payments.

     5.   SERVICES:

          (a) Landlord agrees to furnish Tenant while occupying the Premises, at Landlord's sold cost and expense: (i) hot and cold water at those points of supply provided for general use to tenantry; (ii) electrical current for Tenant's use and occupancy of the Premises to the extent reasonably deemed to be standard by the Landlord, provided however, that all costs for extraordinary or unusual demand for electrical service shall be borne by Tenant; (iii) heating and air


                 Note: (ii) Not to exceed 8 watts per sq. ft.

                                      2-R
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          conditioning at such times as Landlord normally furnishes such services to all tenants of the Project and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard;
          (iv) periodic janitor service; and (v) replacement of proper standard light bulbs and tubes.

          (b) Landlord does not warrant that any of said specified services will be free from interruption or stoppage, but nevertheless Landlord shall use reasonable diligence to resume any such interrupted or stopped service. Anything to the contrary notwithstanding, no failure, to any indent, to furnish such services or any stoppage or interruption of these defined services shall render Landlord liable in any respect for damages to either person, property or business, nor shall any such failure, interruption or stoppage of such services be deemed or construed as an eviction, actual or constructive, of Tenant nor work an abatement of rent nor relieve Tenant from the obligation to fulfill any covenant or agreement contained in this Lease.

     6. LEASEHOLD IMPROVEMENTS. Landlord agrees to install at Landlord's cost and expense, except as otherwise stated herein, the improvements described in Exhibit "B" attached hereto. Landlord has made no representations as to the condition of the Premises or the Building or to remodel, repair or decorate, except as expressly set forth herein.

     7. USE. Tenant shall use the Premises only for the permitted use (as defined in paragraph 10 hereof). Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used for any business or purpose other than the permitted use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extrahazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or contents; and in the event that, by reason of acts of Tenant, there shall be any increase in the rate of fire insurance on the Building or contents; and in the event that, by reason of acts of Tenant, there shall be any increase in the rate of the insurance on the Building or contents created by Tenant's acts or conduct of business then such acts of Tenant shall be deemed to be an event of default hereunder and Tenant hereby agrees to pay to Landlord the amount of such increases on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invites in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in management of the Building, or carry on or permit any operation which might omit offensive odors or conditions into other portions of the Building or use any apparatus which might make undue noise or set up vibrations in the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all law, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to use, condition or occupancy of premises. Tenant will not, without the prior written consent of Landlord, paint, install lighting, window coverings or decoration, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof. Should Landlord agree in writing to any of the foregoing items in the preceding sentence. Tenant will maintain such permitted items in good condition and repair at all times.

     8.   ENVIRONMENTAL OBLIGATIONS.

     (A) The Tenant covenants that no hazardous or toxic materials shall be brought onto, stored, or used at the Premises by the Tenant or any of its employees, agents, independent contractors, licensees, subtenants or invitees, except such materials as are typically found at first-class suburban office complexes similar to the Premises, and that no substances shall be placed into the plumbing and waste treatment systems of the Premises other than substances such systems are designed to treat and discharge appropriately under the Laws. The Tenant shall hold harmless, indemnify and defend the Landlord, to the extent that the Landlord shall have any liability to any of the following: its respective directors, officers, shareholders or partners, employees, successors and assigns, (collectively, the indemnified Persons) from and against any direct (but not indirect or consequential) Environmental Damages, resulting from events occurring during the Term, except for Environmental Damages arising from the acts or omissions of the Indemnified Persons.

     (B) "Environmental Damages" shall mean all claims, judgments, damages (including punitive damages), losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, or any directive of any governmental or quasi-governmental agency, department, commission, board, or bureau, whether or not such is ultimately defeated, and of any settlement or judgment, for which the Tenant or an Indemnified Person is liable under Environmental Laws and which are required to be incurred under the Laws applicable to Hazardous Material, including reasonable attorney's fees and disbursements and consultants' fees, any of which are incurred as a result of the existence or release of Hazardous Material upon, about or beneath the Premises or migrating from the Premises, or the existence of a violation of such Laws pertaining to the Premises.

     (C) "Hazardous Material" shall mean any hazardous or toxic substance, material or waste (including constituents thereof) which is or becomes regulated by one or more Governmental Authorities (hereinafter defined). The words "Hazardous Material" include any material or substance which is (a) listed or defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance" or "toxic substance" under any Laws, (b) petroleum and its byproducts, (c) asbestos, (d) polychlorinated biphenyl, (e) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. 1317), (f) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, (42 U.S.C. 6903), (g) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, (42 U.S.C. 9601 et seq.), or (h) defined as a toxic substance in the Toxic Substance Control Act (15 U.S.C. 2601 et seq.).

     9.   REPAIRS AND MAINTENANCE.

          (a) BY LANDLORD: Landlord shall at its expense maintain only the roof, foundation, heating and air conditioning systems, common areas, plumbing, elevators, the structural soundness of the exterior walls, the paving outside the Buildings, and the landscaping in good repair and condition, except for reasonable wear and tear. Landlord shall be responsible for pest eradication. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall proceed promptly to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.

          (b) BY TENANT: Tenant shall at its expense and risk maintain the Premises and related facilities in good repair and condition, including but not limited to repairs (including all necessary replacements, to the windows, window glass, plate glass, doors and the interior of the Premises in general. Tenant will not in any manner deface or injure the Building, the Premises or related facilities and will pay the cost of repairing any damage or injury done by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the term of this Lease take good care of the Premises and related facilities and keep them free from waste and nuisance of any kind. If Tenant shall fail to make any repair required hereunder (including all necessary replacements) within fifteen (15) days after written notification to do so. Landlord may at its option make such repair, and Tenant shall, upon demand therefor, pay Landlord for the cost thereof together

                                      3-R
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          with Interest on any such cost which remains unpaid following such demand at the rate of ten percent (10%) per annum until paid.

     10. ALTERATIONS AND IMPROVEMENTS. At the end or other termination of this Lease. Tenant shall deliver up the Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. The cost and expense of any repairs necessary to restore the condition of the Premises to said condition in which they are to be delivered to Landlord shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of the Landlord. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on termination of this Lease and shall remain on the Premises, without compensation to the Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of the Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in good workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities.

     11. COMMON AREAS. The use and occupation by Tenant of the Premises shall include the use in common with others entitled thereto of the Common Areas, parking areas, service roads, loading facilities, sidewalks, and other facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

     All common areas described above shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Landlord shall have the right to construct, maintain, and operate lighting facilities on all said areas and improvements; to police same; from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; and to restrict parking by tenants, their officers, agents and employees to employee parking areas.

     All common areas and facilities not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas to be diminished, Landlord shall not be subject to liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

     12.  ASSIGNMENT AND SUBLETTING.

     (A) Except as specified herein, Tenant shall not, without the prior written consent of Landlord, such consent shall not be unreasonable witheld or delayed which may be withheld in Landlord's sole and absolute discretion, (a) assign or in any manner transfer this Lease or any estate or interest therein, (b) permit any assignment of this Lease or any estate or interest therein by operation of law, (c) sublease the Premises or any part thereof, (d) grant any license, concession or other right of occupancy of any portion of the Premises, or (e) permit the use of the Premises by any parties other than Tenant, its agents and employees. Any such consent, transfer, sublease, grant or permit made without Landlord's prior written consent shall be absolutely void. Consent by Landlord to one or more assignments or subleases shall not operate as a waiver of Landlord's right to any subsequent assignments and subleases. Notwithstanding any assignment or subleasing. Tenant and any guarantor of Tenant's obligations under this Lease shall, at all times, remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this Lease. Moreover, in the event that the rental due and payable under any sublease (or a combination of the rental payable under any sublease plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this Lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be. Subleases to any parent companies, subsidiaries, or affiliates of Tenant shall not require Landlord's consent. However, any subsidiary or affiliate type of business must be similar to Tenant's.

     (B) If Tenant is a general partnership or joint venture and there shall be any change in the membership of such partnership or joint venture subsequent to the execution of this Lease, such change in membership shall be deemed an assignment of this Lease for purposes of Section 11(A) hereof. If Tenant is a limited partnership and there shall be any change in the general partner subsequent to the execution of this Lease, such change in the general partner shall be deemed an assignment of this Lease for purposes of Section 11(A) hereof. If Tenant is a corporation and there shall be any change in the control of the corporation subsequent to the execution of this Lease, such change in control shall be deemed an assignment of this Lease, for purposes of Section 11(A) hereof. This Section 11(B) shall not apply, however, if Tenant is a corporation which has its outstanding voting trust listed on a recognized security exchange.

     13. INDEMNITY. Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord of and from all fines, suits, claims, demands, losses and actions (including attorney's fees) for any injury to person or damage to or loss of property on or about the Premises caused by any actual or alleged act, omission, negligence or misconduct from any cause, including Landlord's negligence, or breach of this Lease by Tenant, Its agents, employees, subtenants, invitees or by any other person entering the Building, the Premises, or related facilities. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition or order of any governmental body or authority, by other tenants of the Building or related facilities or any other matter, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, the Premises or related facilities, or failure to make repairs or from any cause whatsoever.

     14. MORTGAGES. Tenant accepts this Lease subject to any deeds of trust, security interests or mortgages which might now or hereafter constitute a lien upon the Building or improvements therein, the Premises, or related facilities, and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the property. Tenant shall at any time hereafter, on demand, execute any instruments or releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease of any such deed of trust, security interest of mortgage. With respect to any deed of trust, security interest or mortgage hereafter constituting a lien on the Building or improvements therein, the Premises, or related facilities, Landlord, at its sole options, shall have the right to waive the applicability of this paragraph 13 so that this Lease will not be subject and subordinate to any such deed of trust, security interest or mortgage.

                                      4-R

     15.  CASUALTY INSURANCE

     (A) Landlord shall, at all times during the term of this Lease maintain a policy or policies of insurance with the premiums thereon fully paid in advance, issued by and binding upon some solvent insurance company, insuring the Building against loss or damage by fire, explosion, or other hazards and contingencies for the full insurable value thereof; provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring or obtain upon the Premises, or any additional improvements which Tenant may construct thereon.

     (B) Tenant shall maintain, at its sole expense, fire and extended coverage insurance in an amount nor less than eighty percent (80%) of the full insurable value of all of its personal property, including removable trade fixtures located in the Premises and on all additions and improvements thereto made by Tenant. Tenant shall maintain, at its sole cost and expense, bodily injury liability insurance in an amount of $500,000.00 bodily injury or death per person, $1,000,000.00 bodily injury or death in the aggregate and property damage liability insurance in an amount of $500,000.00. Such insurance shall specifically make reference to the indemnity provision of Section 12 of this Lease and shall name Landlord as an additional insured.

     (C) All policies of insurance provided for herein to be carried by Tenant shall be issued by insurance companies reasonably acceptable to Landlord and certified to do business by the State of Texas and its insurance regulatory bodies and shall be issued in the names of both Landlord and Tenant as named insureds (without any liability on the part of Landlord for premiums). Executed copies of such policies of insurance or certificates thereof shall be delivered to Landlord within ten (10) days before delivery of possession of the Premises, and thereafter, within thirty (30) days prior to the expiration of such policy. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to Landlord twenty (20) days' notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All public liability and property damage policies shall be written as primary policies, not contributing with, and not in excess of, coverage which Landlord may carry, if any. If Tenant fails to provide Landlord with such evidence of insurance, Landlord may, at its option, obtain insurance coverage, as provided above, and charge Tenant for the cost of the same, plus a 15% administrative fee.

     16. INSPECTION. Landlord or representatives shall have the right to enter into and upon any and all parts of the Premises if accompanied by Tenant at reasonable hours with prior notice to (i) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (ii) show the Premises to prospective tenants, purchasers of lenders in the last ninety (90) days of this Lease, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

     17. CONDEMNATION. If, during the term of this Lease, or any extension or renewal thereof, all of the Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date physical possession is taken by the condemning authority, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

     In the event a portion but not all of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by private sale in lieu thereof and the partial taking or condemnation shall render the Premises unsuitable for Tenant's business, then Landlord shall have the option, in its sole discretion, of terminating this Lease, or, at Landlord's sole risk and expense, restoring and reconstructing the Premises to the extent necessary to make some reasonably tenantable. Should Landlord elect to restore, the Lease shall continue in full force and effect with the rent payable during the unexpired portion of this Lease adjusted to such an extent as may be fair and reasonable under the circumstances, and Tenant shall have no claim against Landlord for the value of any interrupted portion of this Lease.

     In the event of any condemnation or taking, total or partial. Tenant shall not be entitled to any part of the award or price paid in lieu thereof, and Landlord shall receive the full amount of such award or price, Tenant hereby expressly waiving any right or claim to any part thereof.

     18. FIRE OR OTHER CASUALTY. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), or in the event any mortgagee under a first mortgage or first deed of trust covering the Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, Landlord may, at its opinion, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage or determination by such Landlord does not thus elect to terminate this Lease, Landlord shall within sixty (60) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control and the time period within which Landlord is obligated to commence and/or complete such repairs shall be extended by a period equal to such delay) to substantially the same condition in which it was immediately prior to the happening of the fire or other casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture or furnishings or fixtures and equipment removable by Tenant under the provisions of this Lease or any additions or improvements to the Demised Premises made by Tenant at Tenant's expense, but such work shall not exceed the scope of the work done by Landlord at Landlord's expense in originally improving the Building nor shall Landlord in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the fire or other casualty plus any deductible amounts thereunder. In addition, in the event of the occurrence of a casualty which is not insured under the casualty insurance requirements to be carried by Landlord pursuant to the terms hereof, Landlord shall have the option to terminate this Lease. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, servants, employees, licensees, or invitees, the rent hereunder shall not be diminished during the repair of such damage, and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     19. HOLDING OVER. Should Tenant, or any of its successors in interest, hold over the Premises, or any pat thereof, after the expiration of the term of this Lease or of any renewal or extension thereof, unless otherwise agreed in writing, such holding over may constitute and may be construed, at Landlord's sole option, as a tenancy from month to month only at a rental equal to the

                                      5-R

Monthly Rental Installment, and the Operating Expense Adjustment as described in paragraph hereof, plus fifty percent (50%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's consent for the Tenant to hold over.

     20. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord's property and if Landlord elects to pay the same or if the assessed value of the Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increases, the Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

     21. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

          (a) Tenant shall fail to pay any Monthly Rental Installment, or any portion of the Basic Rental hereby reserved, any portion of the Operating Expense Adjustment, or any other sum owing under the terms of this Lease when due;

          (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within ten (10) days after written notice thereof to Tenant;

          (c)  Tenant shall make an assignment for the benefit of creditors;

          (d) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankruptcy or insolvent in any proceeding filed against Tenant thereunder and such adjudication shall not be vacated or set aside within thirty (30) days;

          (e) A receiver or Trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within thirty (30) days;

          (f) Tenant shall desert or vacate any substantial portion of the Premises for a period of thirty (30) or more days; with non-payment of rent or

          (g) Tenant makes an assignment or enters into a sublease in violation of Paragraph 11 hereof.

     22. REMEDIES. Upon the occurrence of any event of default specified in paragraph 20 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever;

          (a) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and peaceably take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof without being liable for prosecution or any claim of damages thereof. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of the basic rental then remaining unpaid.

          (b) Enter upon and peaceably take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the rent thereof. Tenant agrees to pay to Landlord on demand any deficiency in basic rental that may arise by reason of such relating; and

          (c) Enter upon the Premises, without being liable for prosecution or any claim for damage therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

     No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such relating or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the premises and the loss of the basic rental then remaining unpaid.

     23. SURRENDER OF PREMISES. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by the Landlord.

     24. ATTORNEY'S FEES. In case it should be necessary or proper for Landlord to bring any action under the Lease or to consult or place said Lease, or any amount payable by Tenant thereunder, with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant agrees in each and any such case to pay to Landlord on demand a reasonable attorney's fee.

                                      6-R

     25. LANDLORD'S LIEN. In addition to the statutory Landlord's lien, Landlord shall have at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Premises and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent, as well as any and all other sums of money than due to Landlord hereunder, shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sales the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in paragraph 27 of this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph 24. Any surplus shall be paid to Tenant or as otherwise required by law; and the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

     26. MECHANIC'S LIEN. Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or the Building or improvements thereon during the term hereof caused by resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filling of any such lien Tenant will promptly pay same. If default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to Tenant, the Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of bill therefor, together with interest at ten percent (10%) per annum until repaid.

     27. WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, the parties hereto hereby waive any and all rights of recovery, claim, action or cause of action against each other, their agents, officers, and employees, for any loss or damage that may occur to the Premises hereby demised, or any improvements thereto, or said Building of which the Premises are a part, any improvements thereto, or related facilities, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, officers and employees.

     28. NOTICES. Each provision of this Agreement, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payment required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith:

          (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested) addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have heretofore specified by written notice delivered in accordance herewith;

        LANDLORD:

                Government Employees Insurance Co.
                ---------------------------------
                4201 Spring Valley Road, #200
                -----------------------------
                Dallas, Texas 75244
                -------------------

        TENANT:

                Efficient Network Technology Inc.
                ---------------------------------
                4201 Spring Valley Road, #1200
                ------------------------------
                Dallas, Texas 75244
                -------------------

     29. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, Acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

     30. SEPARABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     31. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This Lease contains the entire agreement between parties and may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms

                                      7-R
hereof. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise expressly provided.

     32. QUIET ENJOYMENT. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof, without hindrance from Landlord, subject to the terms and conditions of this Lease.

     33. RULES AND REGULATIONS. Tenant and Tenant's agents, employees, and invitees will comply fully with all requirements of the rules and regulations of the Project and related facilities which are attached hereto as Exhibit "C", and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for safety, care, or cleanliness of the Building, the Premises, or related facilities, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant.

     34. BROKER'S OR AGENT'S COMMISSION. Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, except as listed below, and Tenant agrees to indemnity and hold harmless Landlord against all liabilities and costs arising from such claims, including without limitation attorney's fees in connection therewith.

     35. GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     36. GUARANTY, JOINT AND SEVERAL LIABILITY. If there be more than one Tenant, the obligations hereunder Imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder and obligations hereunder Imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reasons whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

     37. TRANSFER OF LANDLORD'S RIGHTS. Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder, and in the Building and other property referred to herein. Tenant agrees that, in the event of such assignment, Landlord will be relieved of all obligations and liability under this Lease as to such assignment.

     38. SECURITY DEPOSIT. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time without prejudice to any other remedy, use the security deposit paid to landlord by Tenant as herein provided to the extent necessary to make good any arrears of rent and any other damages, injury, expense or liability caused to Landlord by such event of default, any remaining balance of such security deposit to be returned by Landlord to Tenant upon termination of the Lease. Such security deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. In the event Landlord so uses the security deposit. Tenant shall, upon demand, restore the same.

     39. LANDLORD'S RIGHT OF INSPECTION. Tenant agrees to permit Landlord and the authorized representative of Landlord to enter the Premises at all reasonable hours for the purpose of inspecting the same and making any necessary repairs to the Premises with reasonable notice or to the Building and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body. Nothing herein shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease Tenant may be required to perform and the performance thereof by landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work in the Premises, keep and store upon the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of making repairs or the performance of any work on the Premises, or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever. Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter the Premises at all times during usual business hours during the final year of the Term for purposes of showing the Premises to prospective tenants or purchases.

     40. ESTOPPEL CERTIFICATE. Tenant will, at any time and from time to time, upon request by Landlord, execute, acknowledge, and deliver to Landlord a statement in writing executed by Tenant certifying that Tenant is in possession of the Demised Premises under the terms of this Lease, that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications), stating the dates to which the rent has been paid, and either stating that to the knowledge of Tenant no default exists hereunder, or specifying each such default of which Tenant may have knowledge, and such other matters as may be reasonably requested by Landlord, it being intended that any such statement by Tenant may be relied upon by prospective purchaser or mortgagee of the Building.

     41. CAPTIONS. The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

     42. PLACE OF PERFORMANCE. Tenant shall perform all covenants, conditions and agreements contained herein, including but not limited to payment of rent, in Dallas County, Texas. Any suit arising from or relating to this agreement shall be brought in Dallas County, Texas.

     43.  SPECIAL PROVISIONS.

                                      8-R

EXECUTED as of the date first written above.

                                        LANDLORD:

                                        GOVERNMENT EMPLOYEES INSURANCE COMPANY

                                        By: ____________________________________

                                        Title: _________________________________

                                        TENANT:

                                        EFFICIENT NETWORK TECHNOLOGY INC
                                        --------------------------------

                                        By: /s/ Mark A. Floyd

                                        Title: President & CEO

ATTEST:

-----------------------------
                                      9-R

                                  EXHIBIT "A"

Final space plan to be inserted upon completion.

                                  EXHIBIT "B"

ATTACHED TO AND MADE A PART OF LEASE AGREEMENT BY AND BETWEEN GOVERNMENT EMPLOYEES INSURANCE COMPANY (LANDLORD) AND EFFICIENT NETWORK TECHNOLOGY INC.
                                           ---------------------------------
(TENANT) DATED _________, 19__.


Landlord shall provide an Improvement Allowance equal to $13.50 per rentable square foot of the premises. This allowance is to be paid to a mutually acceptable contractor elected through a bidding process (three contractors) to finish-out the premises per the attached space plan. This allowance shall be used for all hard and soft cost associated with construction as well as all kitchen appliances and all co-axial wiring of tenants CRT's. If the allowance is inadequate to finish-out per the plan attached, Landlord will provide additional finish dollars to complete the premises. However, Tenant shall be responsible for repaying Landlord for such additional cost which shall be amortized over the term of the Lease in addition to base rental plus six percent (6%) interest.

If the entire allowance is not utilized, tenant shall have the option to:

1. Place the funds in reserve with Landlord for future finish-out use. Such fund must be used within the first twenty-four (24) months of occupancy.

2. Receive a one time rent credit in the form of free rent based on a $.75 on the dollar ratio.

Example:    Finish allowance    $13.50
            Allowance used      $12.50
                                ------
            Unused allowance     $1.00

            Rent credit         $.75 x 10,348 sq.ft. = $7,761.00

Space Planning. Landlord will assume all cost associated with space planning
--------------
including preliminary plan with one revision and construction documents. The cost for providing MEP's, if required, will be paid for out of the Improvement Allowance discussed above.

                                  EXHIBIT "C"

                             RULES AND REGULATIONS

     1. Landlord shall provide all locks for doors in each Tenant's leased premises, at the cost of such Tenant, and no Tenant shall place any additional lock or locks on any door in its leased area without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in each Tenant's leased premises shall be furnished by Landlord to each Tenant, at the cost of such Tenant, and the Tenants shall not have any duplicate keys made.

     2. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators or stairways, or movement through Building entrances or lobby shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangements initiated by Tenant will include determination by Landlord and be subject to its decision and control of the time, method and routing of movement, and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord If damaged or injured as a result of acts in connection with carrying out this service for Tenant from time of entering the Land on which the Building stands to completion of work, and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any acts in connection with such service performed by Tenant.

     3. No signs will be allowed in any form on the exterior of the Building or on the inside or outside of the windows of the Building and no signs except in uniform location and uniform styles fixed by Landlord will be permitted in the public corridors or on corridor doors or entrances to Tenant's space. All signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and shall pay for such service accordingly.

     4. No draperies, shutters, or other window coverings shall be installed on exterior windows or walls or windows and doors facing public corridors without Landlord's prior written approval.

     5. No portion of the Premises or any other part of Building shall at any time be used or occupied as sleeping or lodging quarters.

     6. Tenant shall not place, install or operate on the Premises or in any part of the Building, any engine, stove, or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable explosive, or hazardous materials without written consent of Landlord.

     7. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from the Premises or public rooms regardless of whether such loss occurs when the Building and/or the Premises are locked against entry or not.

     8. No birds or animals shall be brought into or kept in or about the Building.

     9. Employees of Landlord shall not receive or carry messages for or to Tenant or other persons, nor contract with or tender free or paid services to Tenant or Tenant's agents, employees, or invitees.

     10. Landlord will not permit entrance to the Premises by use of pass keys controlled by Landlord, to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised by Landlord and employees of the United States Postal Service.

     11. None of the entries, passages, doors, elevator doors, hallways, or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, empties or thrown into these areas, nor shall such areas be used at any time except for ingress by Tenant, Tenant's agents, employees, or invitees.

     12. Tenant and its employees, agents and invitees, shall observe and comply with the driving and parking signs and markers on the Premises surrounding the Building. Landlord shall not be responsible for any damage to any vehicle towed because of non-compliance with parking regulations.

     13. Landlord shall have the right to prescribe the weight and position of safes, computers and other heavy equipment which shall, in all cases, in order to distribute their weight, stand on supporting devices approved by Landlord.

     14. To insure orderly operation of the Building no ice, mineral water or other beverages, food, towels, newspapers, etc., shall be delivered to the Premises except by persons and at times approved by Landlord in writing.

     15. Should a Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct an electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission.

     16. Without Landlord's prior approval, Tenant shall not install any radio or television antenna, loudspeaker, music system or other device on the roof or exterior walls of the Building or on common walls with adjacent tenants.

     17. No hand trucks or other vehicles of any kind shall be used in or brought into the Building or the Premises by Tenant or others unless such vehicle shall have been inspected and approved in writing by Landlord.

     18. Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles If such material is of such nature that it may not be disposed of in the customary manner of removing and disposing of trash and garbage and without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     19. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease covering premises in the Building.

     20. Landlord reserves the right o make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

     21.  Corridor doors, when not in use, shall be kept closed.

     22. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of clearing the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for any loss of Property on the premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include beating of carpets or rugs or moving of service will not be furnished to areas which are occupied after 9:30 P.M. Window cleaning shall be done only by Landlord, and only between 6:00 A.M. and 5:00 P.M.

     23. Tenants shall not make or permit any Improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other Tenants or persons having business with them.

     24. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

     25. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the building, or to the halls, corridors, elevators or stairways in the building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the building charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the building of any person. Landlord further, in case of invasion, mob, riot, public excitement, or other commotion, reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and protection of property in the Building and the Building. Landlord further reserves the right to close and keep locked all entrances and exit doors of the building on Saturdays, Sundays, and legal holidays and on other days between the hours of 6:00 P.M. and 8:00 A.M. of the following day, and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property of its Tenants.

     Landlord agrees to be reasonable when regulating and inforcing all rules and regulations.

                                  EXHIBIT "D"

ATTACHED TO AND MADE A PART OF LEASE AGREEMENT BY AND BETWEEN GOVERNMENT EMPLOYEES INSURANCE COMPANY (LANDLORD) AND EFFICIENT NETWORK TECHNOLOGY Inc.
                                           ---------------------------------
(TENANT) DATED __________, 19__.

Parking. Landlord will provide sixteen (16) covered parking spaces in the
--------
building garage at a ratio of one (1) space per six hundred (600) square feet at no charge for the term of the Lease. At least three (3) of these spaces shall be reserved for the Lease term. The remaining spaces required by Tenant shall be surface parking on a first come, first serve basis.

There are no open; un-numbered parking spaces in the garage.

                        RIDER TO OFFICE LEASE AGREEMENT
                        -------------------------------

     THIS RIDER TO OFFICE LEASE AGREEMENT (this "Rider") is incorporated into and made a part of that certain Office Lease Agreement (the "Lease") by and between Government Employees Insurance Company as Landlord and Efficient Network Technology, Inc. as Tenant.

     The following additional terms are incorporated into the Lease:

     A.   Measurement of Months. Whenever the Lease or this Rider refers to a
          ---------------------
period of months, or an event which is to take place a period of months following the Commencement Date, a month shall be deemed to begin on the day of the month that this Lease commenced, and shall be deemed to end on the preceding day of the following month. For example, if the Commencement Date is September 15, then the first month of the Lease shall be from September 15 through October 14.

     B.   Supplementary Language. The following language shall be added to
          ----------------------
supplement language set forth in existing sections of the Lease:

          (1) Section 1(d). The following language shall be added to the end of
              ------------
Section 1(d):

          The 10.348 rentable square feet constituting the Premises (i) shall be architecturally verified by Landlord prior to the Commencement Date,
          (ii) shall include elevator frontage exposure, (iii) shall be designated Suite Number 1200 of the Building, and (iv) shall be based upon a maximum common area factor of 15% as determined by Landlord, provided that if such area factor is ever reduced to a lower percentage, rentable square feet shall be recalculated and the Tenant shall be entitled to an equitable reduction in the Basic Annual Rental.

          (2) Section 1(e). Notwithstanding the language set forth in the Lease,
              ------------
the "Lease term" shall be a period of 61 months, commencing on the third business day or weekend following the third business day following written notice from Landlord to Tenant that the Premises are ready for occupancy (the "Commencement Date") and ending at the end of the 61st month following the Commencement Date.

          (3) Section 3. The word "5th" in the fifteenth printed line of Section
              ---------
3 shall be changed to "10th".

          (4) Section 5(b). The words "(except for a failure due to Landlord's
              ------------
gross negligence or intentional acts)" should be added after the word "failure" in the third line of Section 5(b).

          (5) Section 9(b). The words "ordinary wear and tear excepted" should
              ------------
be added to the end of the first sentence of Section 9(b).

          (6) Section 13. The words "including Landlord's negligence" should be
              ----------
deleted from the third and fourth lines of Section 13. The following words should be added to the end of the last sentence of Section 13: "except to the extent such injury or damage results from Landlord's gross negligence or intentional misconduct."

          (7) Section 21(a). The words "when due" should be deleted from the end
              -------------
of Section 21(a) and replaced with "on or before the tenth (10th) day following the due date."

Rider - Page 1
-----

     (8)  Section 21(b). The following language should be added at the end of
          -------------
Section 21(b): "or within thirty (30) days if such default cannot be cured within ten (10) days and Tenant is actively attempting to cure such default."

     (9)  Section 22. The words "and continuously uncured" should be added after
          ----------
the word "previous" in the third line of the last paragraph of Section 22.

     (10) Section 24. The following sentence shall be added to the end of
          ----------
Section 24:

     In case it should be necessary or proper for Tenant to bring any action under the Lease, the losing party in such action shall pay the prevailing party on demand a reasonable attorney's fee.

     (11) Section 29. The following sentence should be added to the end of
          ----------
Section 29:

     Whenever a period of time is hereindescribed for action to be taken by Tenant, except for the period of time given for payment of any amount of money hereunder, the Tenant shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Tenant.

     (12) Section 34. The language in Section 34 shall be deleted and replaced
          ----------
with the following:

     Landlord and Tenant represent and warrant that there are no claims for brokerage commissions or finders fees in connection with this lease other than those due to The Staubach Company and to Landlord's representative, and Landlord and Tenant each agree to indemnify and hold harmless the other against all liabilities and costs arising from claims against the other for brokerage commissions or finders' fees, including without limitation attorneys' fees in connection therewith.

     (13) Exhibit "B". The following language should be inserted following the
          -----------
second sentence of the first full paragraph of Exhibit "B":

     Tenant requires that McCaslin - Hill, Inc. be one of the contractors allowed to bid. All construction bids and line item detail will be provided to Tenant (or its representative) prior to the awarding of the Contract, for Tenant's review and approval. If the second lowest acceptable construction bid is within $1,000 of the lowest acceptable bid, Tenant shall have the right to choose either contractor. There should be no specified subcontractors unless the additional cost of such subcontractor is borne by Landlord. No construction management fee will be charged to the allowance by Landlord.

     The portion of Exhibit "B" captioned "Space Planning" shall be deleted and replaced with the following language:

Rider - Page 2
-----

         Landlord will assume all costs associated with space planning, including all preliminary plans with revisions (up to August 12, 1993) and construction documents. The costs for providing the required MEP's will be paid for by Landlord out of the Improvement Allowance discussed above, the preparer of MEP's to be approved by Tenant.

     C.  Termination Option. Notwithstanding the Lease term set forth in
         ------------------
Paragraph (1)(e), and in the event and only in the event that Tenant has made a bona fide request to Landlord to expand Tenant's leased Premises by a minimum of 1500 square feet and Landlord is not able to make available sufficient expansion space on a floor then occupied by Tenant by the end of the 37th month following the Commencement Date, then Tenant shall have the right and option to terminate the Lease effective at the end of the 37th month following the Commencement Date, upon six (6) months' prior written notice to Landlord (given in accordance with the requirements of Paragraph 28) and upon payment of the Termination Fee hereinafter described. As used herein, the Termination Fee shall be the sum of $70,000, plus the total of all unamortized costs incurred by Landlord in connection with Tenant's occupancy of any expansion space or additional improvements, including but not limited to (1) that portion of any and all broker commissions for such expansion space earned but not yet paid and (2) the unamortized portion of the Tenant Improvement Allowance (as hereinafter defined). As used herein, the Tenant Improvement Allowance shall include construction costs, space planning costs, and construction oversight expenses for any expansion space or additional improvements.

     D.   Payment of Rent and Letter of Credit. Notwithstanding anything set
          ------------------------------------
forth in the Lease, on the Commencement Date, Tenant shall pay in advance all Basic Monthly Rental which will become due and payable from the Commencement Date through the end of the seventh (7th) month following the Commencement Date. In addition, as additional security for the performance of its obligations under this Lease, Tenant, upon execution of this Lease, shall deliver to Landlord a letter of credit (the "Letter of Credit") in form acceptable to Landlord, (such form being attached hereto as Exhibit "X" to this Rider) issued by a financial institution acceptable to Landlord. The Letter of Credit will be in the amount of Sixty Thousand and No/100 Dollars ($60,000.00) and shall be transferrable. The Letter of Credit may be drawn on after the end of the seventh (7th) month following the Commencement Date and shall expire at the end of the 25th month following the Commencement Date. In the event of an event of default under this Lease, Landlord may draw on the Letter of Credit and retain the proceeds thereof as an additional Security Deposit, to be held and/or applied in accordance with Paragraph 38. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign its rights under the Letter of Credit to the transferee.

     E.   Ongoing Right of First Offer. Provided Tenant is not in default under
          ----------------------------
the terms and provisions of this Lease, Tenant shall have an ongoing right of first offer (the "Ongoing Right of First Offer"), to lease space on the 11th and 12th floor of the Building on the same terms and conditions as offered to other prospective tenants of the space. Landlord shall notify Tenant in writing when such space is available for lease and the terms under which the space may be leased, which notice shall provide Tenant (i) three (3) business days in which to exercise the Ongoing Right of First Offer with respect to space on the 11th floor, and (ii) ten (10) calendar days in which to exercise the Ongoing Right of First Offer with respect to space on the 12th floor. In connection therewith, if Tenant elects to lease such space, then this Lease shall be modified with respect to the lease of the additional premises. The Ongoing Right of First Offer to lease additional space is expressly nonassignable and nontransferable by Tenant.

Rider - Page 3
-----

     F.   Expansion. If Tenant expands into additional adjacent space on the
          ---------
12th floor, either due to the exercise of the Ongoing Right of First Offer or otherwise, between the beginning of the eighth (8th) month of this Lease and the last day of the tenth (10th) month of this Lease, and such expansion is for not less than 2500 square feet, then the Basic Annual Rental shall be at the same rate per rentable square foot as the original Premises. With respect to any expansion space described in this paragraph, Landlord shall also provide Tenant with a Tenant Improvement Allowance of 22 1/2 cents per rentable square foot of expansion space for each remaining month of the primary Lease term. Said allowance shall only be used for the purpose of making improvements to the expansion space.

     G.   Renewal Option.
          --------------

          (1) Grant of Option. Provided that, at the time in question, this
              ---------------
Lease is then in full force and effect and there is no uncured Event of Default hereunder, Landlord hereby grants to Tenant two (2) successive options (each a "Renewal Option") to renew this Lease for an additional three (3) year term each. The first such Renewal Option shall be for the three (3) year period beginning on the day following the final day of the initial Lease term and continuing thereafter until three (3) years after such date; and the second Renewal Option shall be for a three (3) year period beginning on the day following the final day of the first renewal term and continuing thereafter until three (3) years after such date unless this Lease shall sooner terminate as provided herein. Each Renewal Option is granted to Tenant upon the terms and conditions hereinafter set forth.

          (2) Exercise of Option. Tenant may, by notifying Landlord in writing
              ------------------
not less than ninety (90) days nor more than one hundred eighty (180) days prior to the final day of the initial Lease term or the final day of the first renewal term, as appropriate, renew this Lease for an additional three (3) year term as stated above. Landlord shall provide to Tenant a written estimate of Fair Market Rental Value (as defined below) not less than six (6) months or more than twelve
(12) months prior to the final day of the initial Lease term or the final day of the first renewal term, as appropriate, so that Tenant may meaningfully evaluate the renewal rental rate.

          (3) Terms of Lease. (a) Each renewal of this Lease shall be upon the
              --------------
same terms, covenants and conditions applicable to the original Lease term, except that the Basic Annual Rental payable during such extended term shall be an amount equal to ninety-five percent (95%) of the Fair Market Rental Value (as hereinafter defined) of the Premises as of the commencement of the lease term covered by the applicable Renewal Option. As used herein, "Fair Market Rental Value" of the Premises shall mean the price that a ready and willing tenant would pay as of the commencement of the extended lease term as rent to a ready and willing landlord of property comparable to the Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used and not just the use proposed to be made of the premises by Tenant.

          (b) (i) If Landlord and Tenant have not been able to agree on the Fair Market Rental Value by the forty-fifth (45th) day prior to the commencement date of the renewal term, the Basic Annual Rental for the extended term shall be determined as follows: For a period of ten (10) days, Landlord and Tenant shall endeavor in good faith to agree upon a single appraiser and the single appraiser shall determine the Fair Market Rental Value. If Landlord and Tenant are unable to agree upon a single appraiser within said ten (10) day period, each shall then, by written notice to the other, given within five (5) days after said ten
(10) day period, appoint one appraiser. Within five (5) days after the two appraisers are appointed, they shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser within the

Rider - Page 4
-----
prescribed time period, the single appraiser appointed shall determine the Fair Market Rental Value of the Premises. If the two appointed appraisers fail to agree on the third appraiser, he or she shall be appointed by the then president of the Greater Dallas Association of Realtors. Each party shall bear the cost of the appraiser appointed by it and the parties shall share equally the cost of the third appraiser. Each of the three selected appraisers shall then determine the Fair Market Rental Value of the Premises for the first year of the extension term, and the Fair Market Rental Value for purposes of determining the Basic Annual Rental shall be the average of the three.

     (ii) If the procedure set forth herein is implemented and if for any reason whatsoever (including, without limitation, the institution of any judicial or other legal proceedings), the Fair Market Rental Value for any extended lease term has not been finally determined prior to the first day of said extended term, then Tenant shall initially pay as rental an amount equal to the Basic Annual Rental for the final year of the prior term; when the Fair Market Rental Value is finally determined as set forth above, Landlord and Tenant shall by appropriate payments to the other, correct any overpayment or underpayment which may have been made prior to such final determination.

     F.   Non-Disturbance, Subordination and Attornment. In the event Landlord's
          ---------------------------------------------
lender or its successors or assigns (collectively, "Lender") succeed to the interest of Landlord in and to the Property, or under this Lease, then Tenant will, upon request of Lender, automatically become the lessee of Lender or any one claiming interest through Lender without change in the terms or other provisions of this Lease; provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature or security for the performance by the Tenant of its obligations under the Lease, or (ii) any amendment or modification of the Lease made without the consent of Lender or successor in interest. In the event Lender or any purchaser at foreclosure shall succeed to Landlord's interest in the Premises, this Lease will remain in full force and effect and be binding upon Lender or such purchaser and Tenant as though each were the original parties thereto. Upon the request of Lender or anyone claiming through Lender, Tenant shall execute and deliver an instrument or instruments confirming the subordination described in Paragraph 4 and agreeing to attorn to the rights of Lender or anyone claiming interest through Lender. Lender has agreed, subject to the conditions specified in this paragraph, upon Landlord's request, to execute a nondisturbance and attornment agreement with Tenant, in Lender's then standard form.

     G. Commencement Date. The Lease term shall commence on the third business day or weekend following the third business day following written notice by Landlord to Tenant that the premises are ready for occupancy. Landlord will provide approximately 1,500 square feet of temporary space adjacent to the premises (with customary office amenities, such as phone hookups)at no charge until the Premises are ready for occupancy. Occupancy of the temporary space may begin upon full execution of this lease but must be arranged as specified by Landlord.

Lights should stay on (without timer) until 12:00 am.

     H.   Building Hours. The Building Hours are:
          --------------

          7:00 a.m. to 8:00 p.m. M-F
          8:00 a.m. to 2:00 p.m. Sat

     Landlord will provide HVAC Monday thru Friday from 7:00 until 12:00 a.m. and Saturday from 8:00 until 6:00 p.m. at no additional charge to Tenant. Any above standard electrical usage will be separately metered and paid for by Tenant on a direct bill basis. If such additional meter is required, which shall be determined by Landlord, the cost of materials and installation shall be borne by Tenant.

Note: Not to exceed 8 watts per sq. ft.

Rider - Page 5
-----

     I.   Building Signage. Landlord will provide, at Landlord's expense,
          ----------------
building directory signage and suite signage. Such signage shall be the building standard.

     J.   Consent. In all cases in this Lease where the consent of either
          -------
Landlord or Tenant shall be required, including sublease and assignment of all or any portion of the Premises, such consent shall not be unreasonably withheld or delayed.

     K.   Confidentiality. Each of Landlord and Tenant agree not to disclose to
          ---------------
any third party (other than the lender, auditors or attorneys of either and the issuing bank and any confirming bank with respect to the letters of credit) the terms of this Lease or the identities of the principals and agents of the other party, except as otherwise mutually agreed to in writing by Landlord and Tenant; provided, however, that in the event of a default by Tenant under the terms of this Lease, Landlord may pursue whatever collection and enforcement efforts as it deems appropriate and are permissible under Texas law and the terms of this Lease.

     EXECUTED as of the _____ day of _______________, 1993.

                                        Government Employees Insurance
                                        Company

                                        By:______________________
                                        Printed Name:_____________________
                                        Title:____________________________

                                        Efficient Network Technology, Inc.



                                        By: /s/ Mark A. Floyd
                                            --------------------------
                                        Printed Name: MARK A FLOYD
                                        Title: PRESIDENT & CEO

Rider - Page 6
-----

                                  EXHIBIT "X"
                                  -----------

                         IRREVOCABLE LETTER OF CREDIT
                         ----------------------------

Beneficiary:

GOVERNMENT EMPLOYEES INSURANCE COMPANY

4201 SPRING VALLEY ROAD, #200

DALLAS, TEXAS 75244

     We hereby authorize you to draw on the (Bank) by order of:



and for the account of:

     Efficient Network Technology, Inc.
     4201 Spring Valley Road, #1200
     Dallas, Texas 75244

up to an aggregate amount of Sixty Thousand and No/100 Dollars ($60,000.00) available by your drafts at sight accompanied by the original of this Letter of Credit and statement signed by a representative on behalf of Government Employees Insurance Company, stating that:

                "Efficient Network Technology, Inc. or its successor and assigns, Tenant, under a lease agreement dated _______________, 1993, by and between Government Employees Insurance Company and Efficient Network Technology, Inc. for certain premises located at 4201 Spring Valley Road, Dallas, Texas, is in default of the Lease."

     This Irrevocable Letter of Credit will be duly honored by us at sight upon delivery of the statement set forth above without inquiry as to the accuracy of such statement and regardless of whether Efficient Network Technology disputes the content of such statement.

     This Letter of Credit shall expire on [a date which is the end of the 25th month following the Commencement Date], and is irrevocable and transferrable.

     Drafts must be drawn and presented at _______________, not later than [a date which is the end of the 25th month following the Commencement Date]. Drafts drawn hereunder must be marked:

        "Drafts are drawn under_______________ Letter of Credit No. _____" and indicate the date hereof.

     We hereby agree with the drawers, endorsers and bonafide holders of all drafts drawn under and in compliance with the terms of the Credit, that such drafts will be duly honored upon presentation to the Drawee.

     In view of the fact that this Letter of Credit is issued in transferrable form, if it is your intention to transfer your interest hereunder, you must return this Letter of Credit to us for endorsement reflecting the new Beneficiary.

     This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision) International Chamber of Commerce Publication No. 400.

                                        Very truly yours,

                                        __________________________________


EXHIBIT "X" TO RIDER - Solo Page
--------------------